CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use of our report dated October 21, 1999, for the period ended March 31, 1998 included in the form 10-KSB in accordance with
Section 12 of the Securities and Exchange Act of 1934.

/s/  ANDERSEN ANDERSEN & STRONG LLC

October 23, 1999
Salt Lake City, Utah